                                                                      Exhibit 24


                                POWER OF ATTORNEY

          Each of the undersigned officers and/or directors of Value City Department Stores, Inc., an Ohio corporation (the "Company"), hereby appoints Robert M. Wysinski and Richard L. Walters as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's registration statements on one or more Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of up to 758,000 shares of common stock, without par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 8th day of March, 2000.


               SIGNATURE                               TITLE

/s/ Jay L. Schottenstein                    Chairman of the Board of Directors;
--------------------------------------      Chief Executive Officer
Jay L. Schottenstein

                                            Vice Chairman of the Board of
--------------------------------------      Directors
Saul Schottenstein

/s/ Robert M. Wysinski                      Senior Vice President , Secretary,
--------------------------------------      Treasurer and Director
Robert M. Wysinski                          (Principal Financial Officer)

/s/ Richard L. Walters                      Controller, Assistant Treasurer, and
--------------------------------------      Assistant Secretary
Richard L. Walters                          (Principal Accounting Officer)

                                            Director
--------------------------------------
Henry Aaron

/s/ Martin P. Doolan                        Director
--------------------------------------
Martin P. Doolan

/s/ Ari Deshe                               Director
--------------------------------------
Ari Deshe

/s/ Jon P. Diamond                          Director
--------------------------------------
Jon P. Diamond

                                            Director
--------------------------------------
Richard Gurian

/s/ Dr. Norman Lamm                         Director
--------------------------------------
Dr. Norman Lamm

/s/ David L. Nichols                        Director
--------------------------------------
David L. Nichols

                                            Director
--------------------------------------
Geraldine Schottenstein

/s/ Robert L. Shook                         Director
--------------------------------------
Robert L. Shook